Exhibit 99.3 Reconciliation of Adjusted income from continuing operations

	As reported Quarter Ended September 30, 2015	Adjustments	As adjusted Quarter Ended September 30, 2015	As reported Quarter Ended June 30, 2015	Adjustments	As adjusted Quarter Ended June 30, 2015	As reported Quarter Ended September 30, 2014	Adjustments	As adjusted Quarter Ended September 30, 2014

Net sales	$464.9		$464.9	$493.0		$493.0	$518.1		$518.1
Operating costs and expenses:
Cost of sales	416.2		416.2	443.4		443.4	477.0		477.0
Depreciation and amortization	25.9		25.9	25.3		25.3	26.9		26.9
Selling and administrative	38.3		38.3	37.9		37.9	31.9	0.1	32.0
(Gain) loss on sale or impairment of long-lived assets, net	0.9	(0.9)	—	0.5	(0.5)	—	(3.6)	3.6	—
Other operating credits and charges, net	1.0	(1.0)	—	—	—	—	0.5	(0.5)	—
Total operating costs and expenses	482.3		480.4	507.1		506.6	532.7		535.9
Income (loss) from operations	(17.4)		(15.5)	(14.1)		(13.6)	(14.6)		(17.8)
Non-operating income (expense):
Interest expense, net of capitalized interest	(8.4)		(8.4)	(7.2)		(7.2)	(8.3)		(8.3)
Investment income	0.5		0.5	1.0		1.0	0.9		0.9
Other non-operating items	(3.7)		(3.7)	0.4		0.4	(1.3)	—	(1.3)
Total non-operating income (expense)	(11.6)		(11.6)	(5.8)		(5.8)	(8.7)		(8.7)
Income (loss) before taxes and equity in income of unconsolidated affiliates	(29.0)		(27.1)	(19.9)		(19.4)	(23.3)		(26.5)
Provision (benefit) for income taxes	(2.4)	2.4	—	1.0	(1.0)	—	(3.6)	3.6	—
"Normalized" tax rate @ 35%	—	(8.9)	(8.9)	—	(6.3)	(6.3)	—	(8.8)	(8.8)
Equity in income of unconsolidated affiliates	(2.0)		(2.0)	(1.4)		(1.4)	(1.4)		(1.4)
Income (loss) from continuing operations	(24.6)		(16.2)	(19.5)		(11.7)	(18.3)		(16.3)
Income (loss) from discontinued operations before taxes	(2.9)		(2.9)	—		—	(3.2)		(3.2)
Provision (benefit) for income taxes	(1.0)		(1.0)	—		—	(1.1)		(1.1)
Income (loss) from discontinued operations	(1.9)		(1.9)	—		—	(2.1)		(2.1)
Net income (loss)	$(26.5)		$(18.1)	$(19.5)		$(11.7)	$(20.4)		$(18.4)
Income (loss) per share of common stock (basic and diluted):
Income (loss) from continuing operations	$(0.17)		$(0.12)	$(0.14)		$(0.08)	$(0.13)		$(0.12)
Income (loss) from discontinued operations	(0.02)		(0.02)	—		—	(0.01)		(0.01)
Net income (loss) per share	$(0.19)		$(0.14)	$(0.14)		$(0.08)	$(0.14)		$(0.13)

Average shares of stock outstanding - basic and diluted	142.6		142.6	142.3		142.3	140.8		140.8

	As reported Nine Months Ended September 30, 2015	Adjustments	As adjusted Nine Months Ended September 30 , 2015	As reported Nine Months Ended September 30, 2014	Adjustments	As adjusted Nine Months Ended September 30 , 2014

Net sales	$1,429.6		$1,429.6	$1,481.3		$1,481.3
Operating costs and expenses:			—			—
Cost of sales	1,287.4		1,287.4	1,326.9		1,326.9
Depreciation and amortization	77.9		77.9	77.4		77.4
Selling and administrative	114.9		114.9	108.7	(4.7)	104.0
Gain on sale or impairment of long-lived assets, net	1.5	(1.5)	—	(4.1)	4.1	—
Other operating credits and charges, net	12.6	(12.6)	—	1.1	(1.1)	—
Total operating costs and expenses	1,494.3		1,480.2	1,510.0		1,508.3
Income (loss) from operations	(64.7)		(50.6)	(28.7)		(27.0)
Non-operating income (expense):
Interest expense, net of capitalized interest	(23.1)		(23.1)	(23.4)		(23.4)
Investment income	2.9		2.9	4.4		4.4
Other non-operating items	(5.5)		(5.5)	(1.8)	2.1	0.3
Total non-operating income (expense)	(25.7)		(25.7)	(20.8)		(18.7)
Income (loss) from continuing operations before taxes and equity in income of unconsolidated affiliates	(90.4)		(76.3)	(49.5)		(45.7)
Provision (benefit) for income taxes	(7.7)	7.7	—	(15.9)	15.9	—
"Normalized" tax rate @ 35%	—	(25.3)	(25.3)	—	(14.9)	(14.9)
Equity in income of unconsolidated affiliates	(4.1)		(4.1)	(3.2)		(3.2)
Income (loss) from continuing operations	(78.6)		(46.9)	(30.4)		(27.6)
Income (loss) from discontinued operations before taxes	(2.9)		(2.9)	(3.2)		(3.2)
Provision (benefit) for income taxes	(1.0)		(1.0)	(1.1)		(1.1)
Income (loss) from discontinued operations	(1.9)		(1.9)	(2.1)		(2.1)
Net income (loss)	$(80.5)		$(48.8)	$(32.5)		$(29.7)
Income (loss) per share of common stock (basic and diluted):
Income (loss) from continuing operations	$(0.55)		$(0.33)	$(0.22)		$(0.20)
Income (loss) from discontinued operations	(0.02)		(0.02)	(0.01)		(0.01)
Net income (loss) per share	$(0.57)		$(0.35)	$(0.23)		$(0.21)

Average shares of stock outstanding - basic and diluted	142.3		142.3	140.9		140.9